Dreyfus
Premier European
Equity Fund

ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Premier
                                                            European Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier European Equity Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Aaron Barnfather.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Aaron Barnfather, Portfolio Manager

How did Dreyfus Premier European Equity Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund produced total returns of -23.45% for Class A shares, -24.06% for Class B shares, -24.06% for Class C shares, -23.30% for Class R shares, and -21.25% for Class T shares.(1) For the same period, the Financial Times Eurotop 300 Index, the fund's benchmark, produced a total return of -22.47%.(2)

We attribute the fund' s and market's negative returns to a slowing European economy and disappointing corporate earnings reports. The fund's performance relative to its benchmark was primarily the result of our security selection strategy, which emphasized some of the better performing areas and avoided the weaker areas of the European stock markets.

What is the fund's investment approach?

Our investment approach begins at the strategic level. We establish a framework of investment themes after considering economic data, the relative valuations of both stocks and bonds and the latest political and industrial developments. These global and regional themes help us identify market sectors that we believe have strong long-term growth prospects.

When choosing stocks within those sectors, we employ the resources provided by our in-house team of global securities analysts. Our research team strives to identify the most compelling investment opportunities within sectors that have a positive long-term outlook. In addition, we look for companies that are reasonably valued relative to similar companies both within Europe and overseas.

What other factors influenced the fund's performance?

The fund and market were adversely affected by a slowing economy. Weakness that began in the U.S. economy spread to European markets,

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

especially those that rely heavily on exports to the United States. As a result, companies on both sides of the Atlantic reported earnings shortfalls, causing their stocks to decline.

In this sluggish environment, investors sought refuge in traditionally defensive areas such as food companies. Consequently, holdings such as Altana, Parmalat Finanziaria and Altadis benefited the fund. The fund also benefited from adherence to our long-standing, theme-based security selection strategy. Italian pension reform worked particularly well during the reporting period, as did France' s move to a 35-hour workweek. The fund also received positive contributions from companies that we expect to benefit from pricing power erosion.

Consequently, the fund maintained above-average exposure in Support Services, an industry group with strong long-term growth prospects, whose earnings tend to be relatively resistant to economic downturns. Fund holdings in this area include Elior and Vivendi Environnement.

Basic materials also performed strongly, including construction companies such as Grupo Dragados and Lafarge, which, after consolidation within the industry, benefited from a healthy housing industry and lower interest rates. Aurea Concesiones de Infraestructuras del Estado, which benefits from Spain's need for a motorway network, continued to perform well, supported by stable revenues from motorway tolls and service operations. Aluminum producer Pechiney performed well amid rising demand.

On the other hand, we tended to avoid pharmaceutical companies, which are traditionally considered defensive stocks, and that we believed were overvalued. Our lack of exposure to these companies hurt the fund's performance during the reporting period. Negative investor sentiment in the technology, media and telecommunications groups also hurt the fund's returns. However, the fund benefited when we reduced exposure to financial companies that derive significant revenues from the U.S., including investment banks. Instead, we focused on domestic providers such as AMB Aachener & Muenchener Beteiligungs, Northern Rock and Erste Bank der oesterreichischen Sparkassen.


What is the fund's current strategy?

We have continued to seek investments that we believe will benefit from our long-term investment approach. Currently, we are particularly optimistic about growth companies within a low inflation environment.

Over the shorter term, we have positioned the fund to avoid areas that we believe are overvalued, such as pharmaceuticals and other traditionally defensive stocks, in favor of economically sensitive companies that we regard as currently undervalued. As always, we have also focused on good quality companies whose share prices do not reflect their long-term potential, in our opinion. We are increasingly finding such values among beaten-down technology companies, an area in which we have aimed to buy the right companies with the right products at the right price. For example, we believe that telecommunications companies with markets in eastern and southern Europe, while subject to greater volatility, are likely to provide opportunities for further growth.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier European Equity Fund Class A shares, Class B shares, Class C shares and Class R shares and the Financial Times Eurotop 300 Index

((+)) SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER EUROPEAN EQUITY FUND ON 12/10/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE FINANCIAL TIMES EUROTOP 300 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/98 IS USED AS THE BEGINNING VALUE ON 12/10/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX MEASURES THE PERFORMANCE OF EUROPE'S LARGEST 300 COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/01



                                                                  Inception                                           From
                                                                    Date                      1 Year                Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                 12/10/98                    (27.84)%                1.32%
WITHOUT SALES CHARGE                                              12/10/98                    (23.45)%                3.41%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                           12/10/98                    (26.62)%                1.79%
WITHOUT REDEMPTION                                                12/10/98                    (24.06)%                2.64%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                        12/10/98                    (24.70)%                2.64%
WITHOUT REDEMPTION                                                12/10/98                    (24.06)%                2.64%

CLASS R SHARES                                                    12/10/98                    (23.30)%                3.67%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%       )                         9/30/99                    (24.78)%              (2.10)%

WITHOUT SALES CHARGE                                               9/30/99                    (21.25)%                0.08%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2001


COMMON STOCKS--96.4%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--.7%

Erste Bank der oesterreichischen Sparkassen                                                         600                   26,463

BELGIUM--.0%

Interbrew-VVPR Strips                                                                             1,400  (a)                  13

DENMARK--1.0%

ISS                                                                                                 720  (a)              33,953

FINLAND--1.8%

Nokia                                                                                             3,030                   63,355

FRANCE--15.6%

Aventis                                                                                             480                   35,320

Business Objects                                                                                    715  (a)              19,886

Generale de Sante                                                                                 2,400                   35,536

L'Air Liquide                                                                                       270                   36,405

Lafarge                                                                                             440                   39,090

Pechiney, CL. A                                                                                     850                   39,019

Rexel                                                                                               770                   37,911

Societe Generale                                                                                  1,500                   75,001

TotalFinaElf                                                                                        880                  123,566

Vivendi Environnement                                                                             1,470                   56,512

Vivendi Universal                                                                                 1,140                   53,255

                                                                                                                         551,501

GERMANY--12.2%

Allianza                                                                                            290                   68,102

DePfa Deutsche Pfandbriefbank                                                                       400                   22,863

Deutsche Boerse                                                                                   1,200                   41,693

Deutsche Post                                                                                     4,100                   58,308

Fielmann                                                                                          1,120                   39,820

Henkel                                                                                              260                   14,276

Muenchener Rueckversicherungs-Gesellschaft                                                          330                   87,031

Systeme, Anwendungen, Produkte in der Datenverarbeitung                                             390                   40,018

Techem                                                                                            1,680  (a)              34,024

Volkswagen                                                                                          700                   26,652

                                                                                                                         432,787

GREECE--1.8%

Panafon Hellenic Telecom                                                                         13,000                   63,889

IRELAND--.8%

Riverdeep Group                                                                                   9,000  (a)              28,758


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ITALY--8.1%

Alleanza Assicurazioni                                                                            3,700                   38,020

Amplifon                                                                                          1,440                   22,034

Assicurazioni Generali                                                                            2,560                   70,050

ENI                                                                                               3,400                   42,514

Telecom Italia                                                                                   13,500                  111,987

                                                                                                                         284,605

NETHERLANDS--7.4%

Koninklijke Ahold                                                                                 1,240                   34,890

Koninklijke Numico                                                                                2,000                   52,206

STMicroelectronics                                                                                1,360                   38,438

VNU                                                                                               2,610                   76,116

Vedior                                                                                            6,500                   59,676

                                                                                                                         261,326

NORWAY--.5%

Statoil                                                                                           2,600                   17,987

PORTUGAL--1.5%

Telecel-Comunicacoes Pessoais                                                                     7,800  (a)              54,762

SPAIN--7.4%

Aldeasa                                                                                           2,000                   28,893

Aurea Concesiones de Infraestructuras del Estado                                                  2,320                   45,837

Banco Santander Central Hispano                                                                   5,500                   42,327

Endesa                                                                                            2,560                   39,173

Grupo Dragados                                                                                    3,100                   37,641

Telefonica                                                                                        5,523  (a)              66,317

                                                                                                                         260,188

SWITZERLAND--2.9%

Novartis                                                                                          1,380                   51,654

UBS                                                                                               1,070  (a)              49,744

                                                                                                                         101,398

UNITED KINGDOM--34.7%

BP                                                                                               22,600                  182,563

Barclays                                                                                          1,900                   57,245

British American Tobacco                                                                          4,800                   41,919

British Telecommunications                                                                        9,550                   48,372

CGNU                                                                                              2,200                   26,417

Compass Group                                                                                     5,000                   36,497

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

GlaxoSmithKline                                                                                   4,900                  131,941

HSBC Holdings                                                                                    13,500                  148,057

Hays                                                                                             17,000                   40,765

Innovation Group                                                                                  2,466  (a)               9,870

Kingfisher                                                                                        7,727                   35,989

Millennium & Copthorne Hotels                                                                     8,800                   27,730

Minerva                                                                                           9,000                   30,325

Pearson                                                                                           2,760                   33,061

Prudential                                                                                        8,900                   93,269

Reuters Group                                                                                     5,400                   51,167

Standard Chartered                                                                                7,699                   76,985

Vodafone Group                                                                                   66,400                  153,666

                                                                                                                       1,225,838

TOTAL COMMON STOCKS

   (cost $3,747,169)                                                                                                   3,406,823
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.7%
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY:

Fresenius                                                                                           650                   52,363

Henkel                                                                                              740                   43,628

TOTAL PREFERRED STOCKS

   (cost $103,224)                                                                                                        95,991
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,850,393)                                                               99.1%                3,502,814

CASH AND RECEIVABLES (NET)                                                                          .9%                   30,711

NET ASSETS                                                                                       100.0%                3,533,525


(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,850,393    3,502,814

Cash                                                                     34,401

Receivable for investment securities sold                                21,753

Dividends receivable                                                     11,542

Prepaid expenses                                                         19,643

Due from The Dreyfus Corporation                                         12,003

                                                                      3,602,156
-------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              19,773

Accrued expenses                                                         48,858

                                                                         68,631
-------------------------------------------------------------------------------


NET ASSETS ($)                                                        3,533,525
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,908,598

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                 (1,027,450)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4(b)         (347,623)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,533,525

NET ASSET VALUE PER SHARE



                                       Class A              Class B              Class C             Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        1,429,064            1,232,326             448,994              422,140             1,001.49

Shares Outstanding                      131,526              116,314              42,351               38,509               90.573
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.87                10.59               10.60                10.96                11.06



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $14,459 foreign taxes withheld at source)       111,905

Interest                                                                 1,090

TOTAL INCOME                                                           112,995

EXPENSES:

Investment advisory fee--Note 3(a)                                      46,941

Registration fees                                                       68,964

Custodian fees                                                          39,134

Auditing fees                                                           20,323

Distribution fees--Note 3(b)                                            18,417

Prospectus and shareholders' reports                                    16,761

Shareholder servicing costs--Note 3(c)                                  14,437

Legal fees                                                               1,820

Directors' fees and expenses--Note 3(d)                                  1,636

Miscellaneous                                                           11,920

TOTAL EXPENSES                                                         240,353

Less--expense reimbursement from The Dreyfus Corporation
   due to undertaking--Note 3(a)                                      (106,256)

NET EXPENSES                                                           134,097

INVESTMENT (LOSS)                                                      (21,102)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
and foreign currency transactions                                     (992,181)

Net realized gain (loss) on forward currency exchange contracts          5,478

NET REALIZED GAIN (LOSS)                                              (986,703)

Net unrealized appreciation (depreciation) on investments and
   foreign currency transactions                                      (309,774)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,296,477)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,317,579)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                 ------------------------------
                                                    2001                 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                 (21,102)             (38,979)

Net realized gain (loss) on investments          (986,703)             894,786

Net unrealized appreciation (depreciation) on

   investments                                   (309,774)             (87,760)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    (1,317,579)             768,047
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                   (350,700)            (104,119)

Class B shares                                   (249,062)            ( 55,604)

Class C shares                                   (181,813)            ( 56,553)

Class R shares                                   (120,376)            ( 48,619)

Class T shares                                       (198)                 (85)

TOTAL DIVIDENDS                                  (902,149)            (264,980)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,033,316            4,149,753

Class B shares                                    462,084            1,084,944

Class C shares                                    265,047              299,290

Class R shares                                         --               60,000

Dividends reinvested:

Class A shares                                    344,076              104,119

Class B shares                                    244,757               55,604

Class C shares                                    143,060               56,553

Class R shares                                    120,376               48,619

Class T shares                                        198                  85

Cost of shares redeemed:

Class A shares                                 (1,341,762)          (3,412,703)

Class B shares                                   (371,253)            (191,508)

Class C shares                                   (528,813)             (70,999)

Class R shares                                   (200,000)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                     171,086            2,183,757

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,048,642)           2,686,824
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,582,167            2,895,343

END OF PERIOD                                   3,533,525            5,582,167


                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended October 31,
                                                 ------------------------------
                                                     2001                 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        78,396              230,437

Shares issued for dividends reinvested             23,994                6,368

Shares redeemed                                  (105,050)            (188,380)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (2,660)              48,425
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        32,305               63,313

Shares issued for dividends reinvested             17,383                3,428

Shares redeemed                                   (29,496)             (10,768)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,192               55,973
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        16,940               18,115

Shares issued for dividends reinvested             10,161                3,486

Shares redeemed                                   (42,809)              (3,840)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (15,708)              17,761
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --                3,232

Shares issued for dividends reinvested              8,342                2,965

Shares redeemed                                   (16,221)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (7,879)               6,197
--------------------------------------------------------------------------------

CLASS T

SHARES ISSUED FOR DIVIDENDS REINVESTED                 14                    5

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended October 31,
                                                                                    --------------------------------

CLASS A SHARES                                                                         2001      2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.77     14.05      12.50

Investment Operations:

Investment (loss)                                                                      (.01)(b)  (.08)(b)   (.03)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (3.29)     3.99       1.58

Total from Investment Operations                                                      (3.30)     3.91       1.55

Distributions:

Dividends from net realized gain on investments                                       (2.60)    (1.19)        --

Net asset value, end of period                                                        10.87     16.77      14.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (23.45)    28.06      12.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25      2.25       2.01(d)

Ratio of investment (loss)
   to average net assets                                                               (.08)     (.46)      (.21)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      2.05      1.60       3.29(d)

Portfolio Turnover Rate                                                              121.07    137.97     104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,429     2,251      1,205

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                                                    --------------------------------

CLASS B SHARES                                                                         2001      2000     1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.53     13.96    12.50

Investment Operations:

Investment (loss)                                                                      (.10)(b)  (.21)(b) (.12)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (3.24)     3.97     1.58

Total from Investment Operations                                                      (3.34)     3.76     1.46

Distributions:

Dividends from net realized gain on investments                                       (2.60)    (1.19)      --

Net asset value, end of period                                                        10.59     16.53    13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (24.06)    27.11    11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                3.00      3.00     2.68(d)

Ratio of investment (loss)
   to average net assets                                                               (.80)    (1.16)    (.87)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      2.07      1.48     3.29(d)

Portfolio Turnover Rate                                                              121.07    137.97   104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,232     1,589      560

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                           Year Ended October 31,
                                                                                     --------------------------------

CLASS C SHARES                                                                         2001       2000      1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.53      13.96     12.50

Investment Operations:

Investment (loss)                                                                      (.12)(b)   (.21)(b)  (.12)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (3.21)      3.97      1.58

Total from Investment Operations                                                      (3.33)      3.76      1.46

Distributions:

Dividends from net realized gain on investments                                       (2.60)     (1.19)       --

Net asset value, end of period                                                        10.60      16.53     13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (24.06)     27.11     11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                3.00       3.00      2.68(d)

Ratio of investment (loss)
   to average net assets                                                               (.91)     (1.21)     (.87)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      1.95       1.68      3.29(d)

Portfolio Turnover Rate                                                              121.07     137.97    104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   449        960        563

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                                     --------------------------------
CLASS R SHARES                                                                         2001      2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.86     14.09      12.50

Investment Operations:

Investment income (loss)--net                                                           .02(b)   (.03)(b)    .00(b,c)

Net realized and unrealized gain (loss)
   on investments                                                                     (3.32)     3.99       1.59

Total from Investment Operations                                                      (3.30)     3.96       1.59

Distributions:

Dividends from net realized gain on investments                                       (2.60)    (1.19)        --

Net asset value, end of period                                                        10.96     16.86      14.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (23.30)    28.45      12.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.00      1.98       1.79(d)

Ratio of net investment income (loss)
   to average net assets                                                                .17      (.19)       .03(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      2.01      1.68       3.28(d)

Portfolio Turnover Rate                                                              121.07    137.97     104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   422       782        566

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                           Year Ended October 31,
                                                                                     --------------------------------
CLASS T SHARES                                                                         2001      2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.62     14.03        14.02

Investment Operations:

Investment (loss)                                                                      (.22)(b)  (.21)(b)     (.04)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.74)     3.99          .05

Total from Investment Operations                                                      (2.96)     3.78          .01

Distributions:

Dividends from net realized gain on investments                                       (2.60)    (1.19)          --

Net asset value, end of period                                                        11.06     16.62        14.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (21.25)    27.11          .07(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.50      2.50          .22(d)

Ratio of investment (loss)
   to average net assets                                                              (1.10)     (.73)        (.22)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      1.83      1.71          .42(d)

Portfolio Turnover Rate                                                              121.07    137.97       104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     1         1            1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge
(" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:


           Class A . . . . . . . . . . . . . . .               68,658    Class R . . . . . . . . . . . . .              34,403

           Class B . . . . . . . . . . . . . . .               34,117    Class T . . . . . . . . . . . . .                  91

           Class C . . . . . . . . . . . . . . .               34,131




The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,229 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $874,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $21,102, increased accumulated net realized gain (loss) on investments by $5,641 and decreased paid-in capital by $26,743. Net assets were not effected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2000 through October 31, 2002 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder services plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $106,256 during the period ended October 31, 2001.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       Average Net Assets

       0 to $100 million . . . . . . . . . . . . . . . . .        .35 of 1%

       In excess of $100 million to $1 billion . . . . . .        .30 of 1%

       In excess of $1 billion to $1.5 billion . . . . . .        .26 of 1%

       In excess of $1.5 billion . . . . . . . . . . . . .        .20 of 1%

The Distributor retained $198 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $12,149, $6,264 and $4, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $5,225, $4,050, $2,088 and $4, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $1,922 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board mem-

bers, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2001, amounted to $6,211,348 and $6,840,171, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2001, there were no open forward currency exchange contracts outstanding.

(b) At October 31, 2001, accumulated net unrealized depreciation on investments was $347,580, consisting of $88,932 gross unrealized appreciation and $436,512 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                      The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Premier European Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier European Equity Fund (one of the series comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier European Equity Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                                  /s/E&Y LOGO

New York, New York

December 10, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0660 per share as a long-term capital gain distribution of the $2.5950 per share paid on December 8, 2000.

                                                             The Fund

NOTES

                    For More Information

                        Dreyfus Premier European Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  223AR1001